THE ADVISORS' INNER CIRCLE FUND

                     MCKINLEY CAPITAL LARGE CAP GROWTH FUND

                          SUPPLEMENT DATED MAY 19, 2004
        TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

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On May 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund
unanimously authorized management to close and liquidate the holdings of the McKinley Capital Large Cap Growth Fund (the "Fund"). The Fund is closed to purchases immediately and will cease operations on May 31, 2004. As of May 19, 2004, the Fund will no longer be managed according to its investment objective in anticipation of cessation of operations on May 31, 2004.

The liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE